SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

ITEX Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3625 – 132nd Ave SE, Suite 200, Bellevue, WA	98006
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code    (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

          On January 27, 2005, the Compensation Committee of the Board of Directors of ITEX Corporation awarded Steven White, Chairman, CEO and interim CFO, a cash bonus of $50,000.  This discretionary bonus was in recognition of Mr. White’s direct involvement in ITEX achieving and maintaining profitable operations, strengthening its financial condition and improving its business model and strategic plan.  Please see Exhibit 10.1 attached to this current report, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

10.1	Description of discretionary bonus for the Chief Executive Officer

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX CORPORATION
(Registrant)

Date: January 31, 2004	By:	/s/ STEVEN WHITE

Steven White
Chief Executive Officer